MuniEnhanced
                                                              Fund, Inc.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              July 31, 1998

MuniEnhanced Fund, Inc.

The Benefits and Risks of Leveraging

MuniEnhanced Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses on invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities.

                                          MuniEnhanced Fund, Inc., July 31, 1998

TO OUR SHAREHOLDERS

For the six-month period ended July 31, 1998, the Common Stock of MuniEnhanced Fund, Inc. earned $0.328 per share income dividends, which included earned and unpaid dividends of $0.056. This represents a net annualized yield of 5.43%, based on a month-end per share net asset value of $12.20. Over the same period, total investment return on the Fund's Common Stock was +1.40%, based on a change in per share net asset value from $12.38 to $12.20, and assuming reinvestment of $0.331 per share income dividends.

For the six-month period ended July 31, 1998, the Fund's Preferred Stock had an average dividend yield as follows: Series A, 3.77%; Series B, 3.30%; and Series C, 3.53%.

The Municipal Market Environment

During the six months ended July 31, 1998, long-term tax-exempt revenue bond yields were little changed. Thus far this year, the near absence of inflationary pressures continued to support low interest rates. However, consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board will be forced eventually to raise short-term interest rates. Such action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. These concerns served to push bond yields modestly higher by mid-April.

However, the weakening financial conditions in many Asian countries subsequently calmed investor fears of Federal Reserve Board intervention, and fixed-income prices again moved higher. As measured by the Bond Buyer Revenue Bond Index, long-term uninsured municipal bond yields fell approximately 5 basis points (0.05%) to end the six-month period at 5.36%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Long-term US Treasury bond yields declined approximately 10 basis points to end the six-month period at 5.71%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first seven months of 1998, almost $153 billion in new tax-exempt bonds were underwritten, an increase of almost 50% compared to the same period a year ago. During the most recent three months, municipalities issued over $75 billion in new securities, an increase of nearly 35% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. For the first half of 1998, over $500 billion in investment-grade corporate bonds have been underwritten, an increase of more than 70% compared to the same period a year ago. This sizeable corporate bond issuance has tended to both support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower municipal bond yields to generate the economic savings necessary for additional tax-exempt bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are in the $200 billion-$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Recently, municipal bond investors received approximately $30 billion in June and July in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped to offset the increase in supply seen thus far this year.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries might have lowered US economic growth by as much as 2% in the first half of 1998. Since further trade deterioration is possible in the coming months, we do not believe the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates in general are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At July 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%-88%. Tax-exempt bond yield ratios rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.

Portfolio Strategy

During the six-month period ended July 31, 1998, we maintained a constructive outlook toward the municipal market because we believed that the robust economic growth seen in late 1997 and thus far this year would be offset by the combination of the extremely constructive inflationary environment and deteriorating economic conditions in Asia. Consequently, we expected tax-exempt bond yields to trade in a relatively narrow range, with a bias toward lower bond yields. We maintained a fully invested position in order to seek to enhance shareholder income and participate in any investment appreciation that arose.

Looking ahead, we expect little change to the Fund's present structure. Current economic fundamentals and a strong domestic economy offset by equally favorable inflationary pressures suggest that interest rates could trade in a narrow range. Should economic weakness in Asia reverse in the coming months--which would remove constraints to US economic growth--we would expect to adopt a more defensive posture. We expect to remain fully invested to seek to generate an optimal level of income.

In Conclusion

We appreciate your ongoing interest in MuniEnhanced Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Hugh T. Hurley III

Hugh T. Hurley III
Vice President and Portfolio Manager

September 1, 1998


                                     2 & 3

                                          MuniEnhanced Fund, Inc., July 31, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P     Moody's    Face                                                                               Value
STATE               Ratings   Ratings   Amount   Issue                                                                    (Note 1a)
==================================================================================================================================
Alabama--0.6%         AAA       Aaa    $ 2,500   Huntsville, Alabama, Health Care Authority, Health Care
                                                 Facilities Revenue Bonds,Series B, 6.625% due 6/01/2004 (c)(h)           $  2,844
==================================================================================================================================
Alaska--1.1%          AA        Aa3      5,000   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                                 (Sohio Pipeline--British Petroleum Oil), 7.125% due 12/01/2025              5,549
==================================================================================================================================
California--6.6%      AAA       Aaa      5,250   Anaheim, California, Public Financing Authority, Lease
                                                 Revenue Bonds (Public Improvements Project), Senior
                                                 Series A, 6% due 9/01/2024 (f)                                              5,977
                      AAA       Aaa      2,500   California State Public Works Board, Lease Revenue Bonds
                                                 (Various University of California Projects), Series B, 6.625%
                                                 due 12/01/2004 (h)                                                          2,883
                      A+        A1       2,500   Contra Costa County, California, COP, 6.50% due 8/01/2004 (h)               2,841
                      AAA       Aaa      8,235   Los Angeles County, California, Transportation Commission,
                                                 Sales TaxRevenue Refunding Bonds, Series B, 6.50% due
                                                 7/01/2015 (b)                                                               8,893
                      AAA       Aaa      1,500   M-S-R Public Power Agency, California, Revenue Bonds (San
                                                 Juan Project), Series E, 6.50% due 7/01/2017 (c)                            1,620
                      AAA       Aaa      1,500   Northern California Transmission Revenue Bonds (California-
                                                 Oregon Transmission Project), Series A, 6.50% due 5/01/2016 (c)             1,637
                      AAA       Aaa      2,750   San Diego, California, Special Tax Refunding Bonds (Community
                                                 Facilities District No. 1), 4.75% due 9/01/2020 (c)                         2,599
                      AAA       Aaa      4,210   San Francisco, California, City and County Airports Commission,
                                                 International Airport Revenue Bonds, AMT, Second Series, Issue
                                                 6, 6.60% due 5/01/2024 (d)                                                  4,617
                      AAA       Aaa      2,000   Santa Clara County, California, Financing Authority, Lease
                                                 Revenue Bonds (VMC Facility Replacement Project), Series A,
                                                 6.75% due 11/15/2004 (d)(h)                                                 2,318
==================================================================================================================================
Colorado--7.5%        AA        Aa2      2,000   Colorado Housing Finance Authority, Refunding (M/F
                                                 Insured Mortgage), Series C-3,5.65% due 10/01/2015                          2,059
                      NR*       Aa2      2,990   Colorado Housing Finance Authority, S/F Program, AMT,
                                                 Senior Series A-1, 7.40% due 11/01/2027                                     3,372
                      NR*       Aa2      2,895   Colorado Housing Finance Authority, S/F Project, AMT,
                                                 Senior Series C-1, 7.65% due 12/01/2025                                     3,250
                      AA        Aa2     16,415   Colorado Springs, Colorado, Utilities Revenue Bonds, RITR,
                                                 Series 19, 6.695% due 11/15/2026 (i)                                       16,927
                      AAA       Aaa     12,025   Denver, Colorado, City and County Airport Revenue Bonds,
                                                 RITR, Series 13, 6.52% due 11/15/2023 (c)(i)                               12,084
==================================================================================================================================
Connecticut--1.2%     AA-       A1       2,000   Connecticut State Health and Educational Facilities Authority
                                                 Revenue Bonds (Nursing Home Program--AHF/Hartford),
                                                 7.125% due 11/01/2024                                                       2,293
                      AAA       Aaa      3,500   Connecticut State Special Tax Obligation Revenue Bonds, Series
                                                 B, 6.25% due 10/01/2004 (b)(h)                                              3,909
==================================================================================================================================
Delaware--0.5%        AAA       Aaa      2,000   Delaware Transportation Authority, Transportation System
                                                 Revenue Bonds, 7% due 7/01/2004 (b)(h)                                      2,318
==================================================================================================================================
Florida--6.5%         AAA       Aaa     10,000   Florida State Turnpike Authority, Turnpike Revenue Bonds
                                                 (Department of Transportation), Series A, 4.50% due
                                                 7/01/2027 (b)                                                               9,028
                      AAA       Aaa     25,445   Miami--Dade County, Florida, Special Obligation Bonds,
                                                 Refunding, Series A, 5.62%** due 10/01/2026 (c)                             5,547
                                                 Tampa, Florida, Health System Revenue Bonds (Catholic Health):
                      AAA       Aaa      3,000       Series A-1, 4.875% due 11/15/2018 (c)                                   2,882
                      AAA       Aaa      4,000       Series A-2, 4.875% due 11/15/2028 (d)                                   3,785
                      AAA       Aaa     12,300       Series A-3, 4.75% due 11/15/2028 (c)                                   11,407
==================================================================================================================================
Georgia--5.3%         BBB-      Baa3     8,250   Fulton County, Georgia, Development Authority, Special Facilities
                                                 Revenue Bonds (Delta Airlines Inc. Project), AMT, 5.45% due
                                                 5/01/2023                                                                   8,116
                                                 Georgia Municipal Electric Authority, Power Revenue Bonds:
                      AAA       Aaa      7,725       Series EE, 7% due 1/01/2025 (d)                                         9,828
                      AAA       Aaa      1,000       Series W, UT, 6.60% due 1/01/2018 (c)                                   1,189
                      AAA       Aaa      3,500   Metropolitan Atlanta, Georgia, Rapid Transit Authority, Sales Tax
                                                 Revenue Bonds, Second Indenture, Series A, 6.90% due
                                                 7/01/2004 (c)(h)                                                            4,039
                      AAA       Aaa      3,000   Municipal Electric Authority, Georgia, Project One, Sub-Series
                                                 A, 6.50% due 1/01/2004 (d)(h)                                               3,374
==================================================================================================================================
Hawaii--3.2%          AAA       Aaa      6,070   Hawaii State Department of Budget and Finance, Special Purpose
                                                 Mortgage Revenue Bonds (Hawaiian Electric Company), AMT,
                                                 Series C, 7.375% due 12/01/2020 (c)                                         6,574
                      AAA       Aaa     10,295   Hawaii State, GO, Series CR, 4.75% due 4/01/2018 (c)                        9,801
==================================================================================================================================
Illinois--7.0%        AAA       Aaa     16,640   Chicago, Illinois, Water Revenue Bonds, 5% due 11/01/2020 (b)              16,139
                      AAA       Aaa      2,240   Cook County, Illinois, Chicago Community College District No.
                                                 508, COP, UT, 8.75% due 1/01/2007 (b)                                       2,877
                      AAA       Aaa      3,000   Illinois Health Facilities Authority Revenue Bonds (Servantcor
                                                 Project), Series A, 6.375% due 8/15/2006 (f)(h)                             3,402
                      AAA       Aaa     10,115   Regional Transportation Authority, Illinois, Series A, 7.20% due
                                                 11/01/2020 (d)                                                             12,873
==================================================================================================================================
Indiana--1.5%                                    Hammond, Indiana, Multi-School Building Corporation, Refunding
                                                 (First Mortgage) (c):
                      AAA       Aaa      3,150       5.75% due 1/15/2017                                                     3,334
                      AAA       Aaa      1,360       6.125% due 7/15/2019                                                    1,484
                      NR*       Aaa      2,345   Indiana State Housing Finance Authority, S/F Mortgage Revenue
                                                 Bonds (Home Mortgage Program), AMT, Series B-2, 7.80% due
                                                 1/01/2022 (g)                                                               2,457
==================================================================================================================================
Kansas--5.5%          AAA       Aaa      5,500   Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                                 Company Project), 7% due 6/01/2031 (c)                                      5,972
                      AAA       Aaa     14,740   Kansas City, Kansas, Utility System Revenue Bonds, RITR,
                                                 Series 1, 8.77% due 9/01/2023 (b)(i)                                       18,081
                      NR*       Aaa      6,000   Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds
                                                 (Mortgage-Backed Securities Program), AMT, Series A-1,
                                                 5.60%** due 12/01/2029 (g)                                                  1,066
                      AAA       Aaa      2,500   Wamego, Kansas, PCR, Refunding (Kansas Gas and Electric
                                                 Company Project), 7% due 6/01/2031 (c)                                      2,708
==================================================================================================================================
Louisiana--0.9%       AAA       Aaa      4,340   Louisiana Public Facilities Authority, Revenue Refunding Bonds
                                                 (Jefferson Parish Eastbank Project), 7.70% due 8/01/2010 (b)                4,564
==================================================================================================================================

==================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniEnhanced Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
GO    General Obligation Bonds
HFA   Housing Finance Agency
IDA   Industrial Development Authority
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
RITR  Residual Interest Trust Receipts
S/F   Single-Family
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes


                                      4 & 5

                                          MuniEnhanced Fund, Inc., July 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)


                      S&P     Moody's    Face                                                                               Value
STATE               Ratings   Ratings   Amount   Issue                                                                    (Note 1a)
==================================================================================================================================
Maine--0.6%           AA        Aa2    $ 2,660   Maine State Housing Authority, Mortgage Purchase, AMT, Series
                                                 C-2, 6.875% due 11/15/2023                                               $  2,845
==================================================================================================================================
Massachusetts--       AAA       Aaa     17,045   Massachusetts Bay Transportation Authority, Refunding (General
10.1%                                            Transportation System), Series A, 4.75% due 3/01/2021 (c)                  16,075
                      AAA       Aaa      1,915   Massachusetts State Port Authority Revenue Bonds, AMT, Series
                                                 A, 7.50% due 7/01/2020 (b)                                                  2,058
                      AAA       Aaa     27,250   Massachusetts State Turnpike Authority, Western Turnpike
                                                 Revenue Bonds, Series A, 5.55% due 1/01/2017 (c)                           27,879
                      AAA       Aaa      5,500   Massachusetts State Water Resources Authority, Refunding,
                                                 Series B, 4.50% due 8/01/2022 (f)                                           4,990
==================================================================================================================================
Michigan--4.1%        AAA       Aaa     10,000   Michigan State Building Authority, Revenue Refunding Bonds,
                                                 Series I, 6.25% due 10/01/2020 (c)                                         10,727
                      AAA       Aaa      3,000   Monroe County, Michigan, PCR (Detroit Edison Company
                                                 Project--Monroe and Fermi Plants), AMT, Series 1, 7.65% due
                                                 9/01/2020 (b)                                                               3,246
                      AAA       Aaa      7,025   Wayne Charter County, Michigan, Airport Revenue Bonds
                                                 (Detroit Metropolitan--Wayne County), AMT, Series A, 5% due
                                                 12/01/2028 (c)                                                              6,688
==================================================================================================================================
Minnesota--2.1%                                  Beltrami County, Minnesota, Environmental Control Revenue
                                                 Bonds (Northwood Panelboard Company Project), VRDN (a):
                      AA+       NR*        400       3.75% due 7/01/2025                                                       400
                      AA+       NR*      1,500       Refunding, 3.70% due 12/01/2021                                         1,500
                      AAA       Aaa      7,210   Minneapolis and Saint Paul, Minnesota, Metropolitan Airports
                                                 Commission, Airport Revenue Bonds, Series A, 5% due
                                                 1/01/2022 (d)                                                               7,041
                      AA+       Aa2      2,025   Saint Paul, Minnesota, GO (Block 39 Project), 4.75% due 2/01/2025           1,884
==================================================================================================================================
Missouri--0.7%        AAA       Aaa      3,000   Kansas City, Missouri, Airport Revenue Bonds (General
                                                 Improvement), Series B, 6.875% due 9/01/2004 (f)(h)                         3,443
==================================================================================================================================
Montana--0.7%         AAA       Aaa      2,185   Forsyth, Montana, PCR, Refunding (Puget Sound Power and
                                                 Light), AMT, Series B, 7.25% due 8/01/2021 (d)                              2,386
                      BBB       Baa2     1,370   Lewis and Clark County, Montana, Environmental Revenue
                                                 Refunding Bonds (Asarco Inc. Project), 5.60% due 1/01/2027                  1,385
==================================================================================================================================
Nevada--0.7%          AAA       Aaa      3,000   Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                                 Pacific Power), AMT, 6.65% due 6/01/2017 (c)                                3,282
==================================================================================================================================
New Jersey--1.9%      A1+       VMIG1+     790   New Jersey Sports and Exposition Authority Revenue Bonds
                                                 (State Contract), VRDN, Series C, 3.25% due 9/01/2024 (a)(c)                  790
                                                 New Jersey State Housing and Mortgage Finance Agency
                                                 Revenue Bonds (Home Buyer), AMT (c):
                      AAA       Aaa      3,500       Series D, 7.70% due 10/01/2029                                          3,642
                      AAA       Aaa      5,000       Series K, 6.375% due 10/01/2026                                         5,346
==================================================================================================================================
New Mexico--1.0%      AAA       Aaa      2,375   Albuquerque, New Mexico, Airport Revenue Bonds, AMT,
                                                 Series A, 6.60% due 7/01/2016 (d)                                           2,581
                      AAA       Aaa      2,300   Santa Fe, New Mexico, Revenue Bonds, Series A, 6.30% due
                                                 6/01/2004 (d)(h)                                                            2,541
==================================================================================================================================
New York--9.6%                                   Metropolitan Transportation Authority of New York, Revenue
                                                 Bonds, Series B (b):
                      AAA       Aaa      6,550       (Commuter Facilities), 4.75% due 7/01/2026                              6,127
                      AAA       Aaa     10,000       (Transportation Facilities), 4.75% due 7/01/2026                        9,355
                      A-        A3       2,000   New York City, New York, GO, UT, Series L, 5.75% due 8/01/2013              2,109
                                                 New York City, New York, Municipal Water Finance Authority,
                                                 Water and Sewer System Revenue Bonds, Series D:
                      AAA       Aaa     15,000       4.75% due 6/15/2025 (b)                                                14,048
                      AAA       Aaa     10,000       4.75% due 6/15/2025 (c)                                                 9,366
                      AAA       Aaa      2,500   New York City, New York, Transitional Finance Authority
                                                 Revenue Bonds (Future Tax Secured), Series B, 4.75% due
                                                 11/15/2018 (b)                                                              2,381
                      AAA       Aaa      5,000   New York State Dormitory Authority Revenue Bonds (Mental
                                                 Health Service Facilities Improvement), Series D, 5% due
                                                 8/15/2017 (c)                                                               4,915
                      NR*       VMIG1+     200   New York State HFA, Housing Revenue Bonds (East 84th Street),
                                                 VRDN, AMT, Series A, 3.55% due 11/01/2028 (a)                                 200
==================================================================================================================================
North Carolina--      A1        VMIG1+   2,040   Charlotte, North Carolina, Airport Revenue Refunding Bonds,
0.5%                                             VRDN, AMT, Series A, 3.60% due 7/01/2017 (a)(c)                             2,040
                      A1+       NR*        600   Raleigh-Durham, North Carolina, Airport Authority, Special
                                                 Facility Revenue Refunding Bonds (American Airlines), VRDN,
                                                 Series A, 3.65% due 11/01/2015 (a)                                            600
==================================================================================================================================
North Dakota--0.6%    AAA       Aaa      3,000   Bismarck, North Dakota, Hospital Revenue Refunding and
                                                 Improvement Bonds (MedCenter One, Inc.), 7.50% due
                                                 5/01/2013 (e)                                                               3,135
==================================================================================================================================
Ohio--2.2%            AAA       Aaa      6,235   Hamilton County, Ohio, Sales Tax (Hamilton County Football
                                                 Project), Series A, 4.75% due 12/01/2017 (c)                                5,939
                      AAA       Aaa      2,500   North Canton, Ohio, City School District Improvement Bonds,
                                                 UT, 6.70% due 12/01/2004 (d)(h)                                             2,875
                      AAA       Aaa      2,150   Ohio State Air Quality Development Authority, PCR, Refunding
                                                 (Ohio Edison), Series A, 7.45% due 3/01/2016 (b)                            2,294
==================================================================================================================================
Pennsylvania--2.1%    A         Baa1     6,000   Delaware County, Pennsylvania, IDA, Revenue Refunding Bonds
                                                 (Resource Recovery Facility), Series A, 6.10% due 7/01/2013                 6,450
                      AAA       Aaa      2,000   Pennsylvania State Higher Educational Assistance Agency, Student
                                                 Loan Revenue Bonds, RIB, AMT, Series B, 10.889% due
                                                 3/01/2020 (c)(i)                                                            2,250
                      AAA       Aaa      1,825   Pennsylvania State Higher Educational Facilities Authority
                                                 Revenue Bonds (Drexel University), 4.80% due 5/01/2028 (c)                  1,720
==================================================================================================================================
South Dakota--1.7%    AAA       Aaa      7,000   South Dakota State Health and Educational Facilities Authority,
                                                 Revenue Refunding Bonds (McKennan Hospital), Series A,
                                                 7.625% due 1/01/2008 (c)(h)                                                 8,558
==================================================================================================================================
Tennessee--4.7%       AAA       Aaa      9,130   Metropolitan Government, Nashville and Davidson Counties,
                                                 Tennessee, Health and Educational Facilities Board Revenue
                                                 Bonds (Baptist Hospital Inc.), Series A, 4.875% due 11/01/2028 (c)          8,574
                      AAA       Aaa      5,000   Metropolitan Government, Nashville and Davidson Counties,
                                                 Tennessee, Water and Sewer Revenue Refunding Bonds, Series
                                                 A, 4.75% due 1/01/2022 (b)                                                  4,729
                      AAA       Aaa      3,225   Metropolitan Nashville Airport Authority, Tennessee, Airport
                                                 Revenue Bonds, Series C, 6.60% due 7/01/2015 (b)                            3,487
                      AAA       Aaa      5,450   Mount Juliet, Tennessee, Public Building Authority Revenue
                                                 Bonds (Madison Suburban Utility District Loan), Series B, 7.80%
                                                 due 2/01/2004 (c)(h)                                                        6,823
==================================================================================================================================


                                     6 & 7

                                          MuniEnhanced Fund, Inc., July 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P     Moody's    Face                                                                               Value
STATE               Ratings   Ratings   Amount   Issue                                                                    (Note 1a)
==================================================================================================================================
Texas--5.6%           AAA       Aaa    $ 2,750   Bexar, Texas, Metropolitan Water District, Waterworks System
                                                 Revenue Refunding Bonds, 6.35% due 5/01/2025 (c)                         $  3,046
                      AAA       Aaa      4,700   Houston, Texas, Water and Sewer Systems Revenue Bonds,
                                                 Junior Lien, Series C, 6.375% due 12/01/2017 (d)                            5,057
                      AAA       Aaa      8,640   Lower Colorado River Authority, Texas, Revenue Bonds, Junior
                                                 Lien, Series 7, 4.75% due 1/01/2028 (f)                                     8,082
                      BBB       Baa2     2,500   Nueces River Authority, Texas, Environmental Improvement
                                                 Revenue Refunding Bonds (Asarco Inc. Project), 5.60% due
                                                 1/01/2027                                                                   2,525
                      AAA       Aaa      9,305   Texas Water Resource Finance Authority Revenue Bonds, 7.50%
                                                 due 8/15/2013 (d)                                                           9,635
==================================================================================================================================
Virginia--3.4%        AAA       Aaa      6,000   Loudoun County, Virginia, COP, 6.80% due 3/01/2014 (f)                      6,698
                                                 Virginia State, Housing Development Authority, Commonwealth
                                                 Mortgage, AMT:
                      AAA       Aaa      5,000       Series A, Sub-Series A-4, 6.45% due 7/01/2028 (c)                       5,318
                      AA+       Aa       5,000       Series B, Sub-Series B-3, 6.75% due 7/01/2021                           5,257
==================================================================================================================================
                      Total Investments (Cost--$478,358)--99.7%                                                            502,839

                      Other Assets Less Liabilities--0.3%                                                                    1,384
                                                                                                                          --------
                      Net Assets--100.0%                                                                                  $504,223
                                                                                                                          ========
==================================================================================================================================

      (a)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1998.
      (b)   FGIC Insured.
      (c)   MBIA Insured.
      (d)   AMBAC Insured.
      (e)   BIG Insured.
      (f)   FSA Insured.
      (g)   GNMA Collateralized.
      (h)   Prerefunded.
      (i)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1998.
      *     Not Rated.
      **    Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
      +     Highest short-term rating by Moody's Investors Service, Inc.

            See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of July 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ..............................................................   85.4%
AA/Aa ................................................................    8.6
A/A ..................................................................    2.2
BBB/Baa ..............................................................    2.4
Other+ ...............................................................    1.1
--------------------------------------------------------------------------------
      +     Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                  As of July 31, 1998
=========================================================================================================================
Assets:           Investments, at value (identified cost--$478,357,671) (Note 1a) ...........                $502,839,089
                  Cash ......................................................................                      76,893
                  Receivables:
                      Interest ..............................................................  $  6,740,149
                      Securities sold .......................................................     1,190,815     7,930,964
                                                                                               ------------
                  Prepaid expenses and other assets .........................................                      16,458
                                                                                                             ------------
                  Total assets ..............................................................                 510,863,404
                                                                                                             ------------
=========================================================================================================================
Liabilities:      Payables:
                      Securities purchased ..................................................     5,981,946
                      Dividends to shareholders (Note 1e) ...................................       359,498
                      Investment adviser (Note 2) ...........................................       228,472     6,569,916
                                                                                               ------------
                  Accrued expenses and other liabilities ....................................                      70,060
                                                                                                             ------------
                  Total liabilities .........................................................                   6,639,976
                                                                                                             ------------
=========================================================================================================================
Net Assets:       Net assets ................................................................                $504,223,428
                                                                                                             ============
=========================================================================================================================
Capital:          Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.025 per share (6,000 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation preference) ...                $150,000,000
                      Common Stock, par value $.10 per share (29,039,176 shares issued and outstanding) ......................................................  $  2,903,918
                  Paid-in capital in excess of par ..........................................   319,486,540
                  Undistributed investment income--net ......................................     3,832,098
                  Undistributed realized capital gains on investments--net ..................     3,519,454
                  Unrealized appreciation on investments--net ...............................    24,481,418
                                                                                               ------------
                  Total--Equivalent to $12.20 net asset value per share of Common Stock
                  (market price--$11.4375) ..................................................                 354,223,428
                                                                                                             ------------
                  Total capital .............................................................                $504,223,428
                                                                                                             ============
=========================================================================================================================

      *     Auction Market Preferred Stock.

            See Notes to Financial Statements.


                                     8 & 9

                                          MuniEnhanced Fund, Inc., July 31, 1998

STATEMENT OF OPERATIONS

                       For the Six Months Ended July 31, 1998
===============================================================================================================
Investment             Interest and amortization of premium and discount earned ...                $ 14,128,748
Income (Note 1d):
===============================================================================================================
Expenses:              Investment advisory fees (Note 2) ..........................  $  1,259,206
                       Commission fees (Note 4) ...................................       191,199
                       Transfer agent fees ........................................        53,999
                       Professional fees ..........................................        46,883
                       Accounting services (Note 2) ...............................        46,762
                       Directors' fees and expenses ...............................        22,897
                       Custodian fees .............................................        17,294
                       Listing fees ...............................................        16,290
                       Printing and shareholder reports ...........................        12,001
                       Pricing fees ...............................................         6,695
                       Other ......................................................        10,659
                                                                                     ------------
                       Total expenses .............................................                   1,683,885
                                                                                                   ------------
                       Investment income--net .....................................                  12,444,863
                                                                                                   ------------
===============================================================================================================
Realized & Unreal-     Realized gain on investments--net ..........................                   2,498,987
lized Gain (Loss) on   Change in unrealized appreciation on investments--net ......                  (8,001,685)
Investments--Net                                                                                   ------------
(Notes 1b, 1d & 3):    Net Increase in Net Assets Resulting from Operations .......                $  6,942,165
                                                                                                   ============
===============================================================================================================

            See Notes to Financial Statements


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  For the Six        For the
                                                                                                  Months Ended     Year Ended
                                                                                                    July 31,       January 31,
               Increase (Decrease) in Net Assets:                                                     1998            1998
==============================================================================================================================
Operations:    Investment income--net .........................................................  $  12,444,863   $  25,560,645
               Realized gain on investments--net ..............................................      2,498,987       9,934,890
               Change in unrealized appreciation on investments--net ..........................     (8,001,685)      8,858,515
                                                                                                 -------------   -------------
               Net increase in net assets resulting from operations ...........................      6,942,165      44,354,050
                                                                                                 -------------   -------------
==============================================================================================================================
Dividends to   Investment income--net:
Shareholders       Common Stock ...............................................................     (9,602,501)    (20,605,408)
(Note 1e):         Preferred Stock ............................................................     (2,644,660)     (5,358,480)
                                                                                                 -------------   -------------
               Net decrease in net assets resulting from dividends to shareholders ............    (12,247,161)    (25,963,888)
                                                                                                 -------------   -------------
==============================================================================================================================
Common Stock   Value of shares issued to Common Stock shareholders in reinvestment of dividends             --         387,550
Transactions                                                                                     -------------   -------------
(Note 4):
==============================================================================================================================
Net Assets:    Total increase (decrease) in net assets ........................................     (5,304,996)     18,777,712
               Beginning of period ............................................................    509,528,424     490,750,712
                                                                                                 -------------   -------------
               End of period* .................................................................  $ 504,223,428   $ 509,528,424
                                                                                                 =============   =============
==============================================================================================================================
              *Undistributed investment income--net ...........................................  $   3,832,098   $   3,634,396
                                                                                                 =============   =============
==============================================================================================================================

            See Notes to Financial Statements.


                                    10 & 11

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios have been derived  For the Six
                   from information provided in the financial statements      Months Ended       For the Year Ended January 31,
                                                                               July 31,     --------------------------------------
                   Increase (Decrease) in Net Asset Value:                       1998+        1998+     1997+     1996+     1995
==================================================================================================================================
Per Share          Net asset value, beginning of period .....................  $  12.38     $  11.75  $  12.40  $  11.17  $  12.99
Operating                                                                      --------     --------  --------  --------  --------
Performance:       Investment income--net ...................................       .43          .88       .90       .92       .96
                   Realized and unrealized gain (loss) on investments--net ..      (.19)         .64      (.54)     1.23     (1.71)
                                                                               --------     --------  --------  --------  --------
                   Total from investment operations .........................       .24         1.52       .36      2.15      (.75)
                                                                               --------     --------  --------  --------  --------
                   Less dividends and distributions to Common Stock
                    shareholders:
                       Investment income--net ...............................      (.33)        (.71)     (.72)     (.72)     (.79)
                       Realized gain on investments--net ....................        --           --        --        --      (.06)
                       In excess of realized gain on investments--net .......        --           --      (.11)       --      (.06)
                                                                               --------     --------  --------  --------  --------
                   Total dividends and distributions to Common Stock
                    shareholders ............................................      (.33)        (.71)     (.83)     (.72)     (.91)
                                                                               --------     --------  --------  --------  --------
                   Effect of Preferred Stock activity:
                       Investment income--net ...............................      (.09)        (.18)     (.18)     (.20)     (.16)
                                                                               --------     --------  --------  --------  --------
                   Total effect of Preferred Stock activity .................      (.09)        (.18)     (.18)     (.20)     (.16)
                                                                               --------     --------  --------  --------  --------
                   Net asset value, end of period ...........................  $  12.20     $  12.38  $  11.75  $  12.40  $  11.17
                                                                               ========     ========  ========  ========  ========
                   Market price per share, end of period ....................  $11.4375     $12.4375  $  11.00  $ 11.375  $  10.25
                                                                               ========     ========  ========  ========  ========
==================================================================================================================================
Total Investment   Based on market price per share ..........................     (5.37%)++    20.26%     4.28%    18.67%   (14.88%)
Return:**                                                                      ========     ========  ========  ========  ========
                   Based on net asset value per share .......................      1.40%++     12.06%     2.18%    18.71%    (6.27%)
                                                                               ========     ========  ========  ========  ========
==================================================================================================================================
Ratios to Average  Expenses .................................................       .67%*        .67%      .67%      .68%      .69%
Net Assets:***                                                                 ========     ========  ========  ========  ========
                   Investment income--net ...................................      4.94%*       5.16%     5.27%     5.42%     5.76%
                                                                               ========     ========  ========  ========  ========
==================================================================================================================================
Supplemental       Net assets, net of Preferred Stock, end of period
Data:               (in thousands)...........................................  $354,223     $359,528  $340,751  $359,763  $324,122
                                                                               ========     ========  ========  ========  ========
                   Preferred Stock outstanding, end of period (in
                    thousands) ..............................................  $150,000     $150,000  $150,000  $150,000  $150,000
                                                                               ========     ========  ========  ========  ========
                   Portfolio turnover .......................................     79.45%      128.79%   138.12%   114.30%    60.88%
                                                                               ========     ========  ========  ========  ========
==================================================================================================================================
Leverage:          Asset coverage per $1,000 ................................  $  3,361     $  3,397  $  3,272  $  3,398  $  3,161
                                                                               ========     ========  ========  ========  ========
==================================================================================================================================
Dividends Per      Series A--Investment income--net .........................  $    471     $    891  $    860  $    961  $    752
Share on                                                                       ========     ========  ========  ========  ========
Preferred Stock    Series B--Investment income--net .........................  $    411     $    900  $    865  $    959  $    764
Outstanding:                                                                   ========     ========  ========  ========  ========
                   Series C--Investment income--net .........................  $    441     $    889  $    876  $    971  $    755
                                                                               ========     ========  ========  ========  ========
==================================================================================================================================

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      ***   Do not reflect the effect of dividends to Preferred Stock
            shareholders.
      +     Based on average shares outstanding.
      ++    Aggregate total investment return.

            See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniEnhanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MEN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market reflecting the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security


                                    12 & 13

                                          MuniEnhanced Fund, Inc., July 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 1998 were $393,193,880 and $387,687,237, respectively.

Net realized gains for the six months ended July 31, 1998 and net unrealized gains as of July 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                     Gains              Gains
--------------------------------------------------------------------------------
Long-term investments ...................         $2,498,987         $24,481,418
                                                  ----------         -----------
Total ...................................         $2,498,987         $24,481,418
                                                  ==========         ===========
--------------------------------------------------------------------------------

As of July 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $24,481,418, of which $25,596,788 is related to appreciated securities and $1,115,370 is related to depreciated securities. The aggregate cost of investments at July 31, 1998 for Federal income tax purposes was $478,357,671.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without the approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended July 31, 1998 remained constant and during the year ended January 31, 1998 increased by 31,406 as a result of dividend reinvestment.

Preferred Stock

The Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend period for each series. The yields in effect at July 31, 1998 were as follows: Series A, 3.55%; Series B, 3.39%; and Series C, 3.40%.

For the six months ended July 31, 1998, there were 6,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.50%, calculated on the proceeds of each auction. For the six months ended July 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, received $74,154 as commissions.

5. Subsequent Event:

On August 6, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.055678 per share, payable on August 28, 1998 to shareholders of record as of August 21, 1998.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Robert R. Martin, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

NYSE Symbol
MEN

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniEnhanced Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniEnhanced
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10874--7/98

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